© 2017 Knoll Inc. Knoll, Inc. Second Quarter 2017 Investor Presentation Andrew Cogan, President & CEO Craig Spray, SVP & CFO

2 © 2017 Knoll Inc. Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, our expectations with respect to our diversification strategy, our future performance in relation to our industry (BIFMA), and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture solutions, changes in the competitive marketplace, changes in trends in the market for furniture and coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, and other risks identified in Knoll’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

Knoll is an *expanding* constellation of design-driven brands and people, working together with our clients to create inspired modern interiors



Knoll is:

- Knoll Office
- KnollStudio
- KnollTextiles
- KnollExtra
- DatesWeiser
- Spinneybeck | FilzFelt
- Edelman Leather
- HOLLY HUNT
- Vladimir Kagan

© 2017 Knoll Inc.

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4 © 2017 Knoll Inc. For 79 years, Knoll has stood for modern design 60s 60s 90s 90s 60s 00s 00s 10s 10s 10s Design, leadership, quality and innovation in both the contract and residential markets

Knoll businesses are a continuum of adjacencies, rooted in high design and heavily influenced by “to-the-trade” specifiers



Vladimir Kagan
HOLLY HUNT
Luxury
Edelman
Spinneybeck
KnollStudio
Performance
DatesWeiser
FilzFelt
KnollTextiles
Knoll Office
KnollExtra
Functional
Commercial
Residential

- Favorable Demographics
- High Margin Opportunities
- Fragmented Competitors

- Changing Work Style
- Global Requirements
- Competitive Intensity

North American Workplace BIFMA
Preliminary BIFMA 2016 estimate $10.5B

Source: BIFMA US Production, Most Recent Full Year

Global Luxury Furnishings & Coverings
High End $3.7B, Relevant Market $37.6B

Knoll Estimate

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6 © 2017 Knoll Inc. Q1/16 Q1/17 Q1/16 Q1/17 54%28% 18% 65% 25% 10% 58% 31% 11% 33% 44% 23% 31%Office Studio Coverings Approximately 42% of our sales and 67% of our profits come from outside our Office segment Net Sales Operating Profit Note: Operating Profits excludes unallocated corporate expenses

7 © 2017 Knoll Inc. › Maximize office segment profitability and growth › Target underpenetrated and emerging ancillary categories and markets for growth › Expand reach into residential and decorator channels around the world › Build a responsive and efficient customer centric service and technology infrastructure across our businesses Four strategic imperatives drive our growth

8 © 2017 Knoll Inc. $1.09 $1.52 $1.68 $1.63 2014 2015 2016 TTM 17 $86 $114 $136 $128 8.2% 10.3% 11.7% 11.2% 2014 2015 2016 TTM 17 $372 $413 $446 $434 35.4% 37.4% 38.3% 38.2% 2014 2015 2016 TTM 17 $1,050 $1,104 $1,164 $1,137 2014 2015 2016 TTM 17 Our strategy has generated significant growth in sales, margins and profits Adjusted Gross Profit ($ Millions) and % Adjusted Operating Profit ($ Millions) and % Adjusted Earnings Per Share - Diluted Sales Growth YoY – ($ Millions) +8% +17% +48% +50% Note: Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Gross Profit, Adjusted Operating Profit, and Adjusted EPS to GAAP Gross Profit, Operating Profit, and EPS, see pages 24 - 25. a/ a/ a/ a/ a/ Represents the trailing twelve months as of March 31, 2017.

9 © 2017 Knoll Inc. $114 $143 $169 $163 2014 2015 2016 TTM 17 2.41 1.67 1.37 1.53 2014 2015 2016 TTM 17 We have also achieved strong increases in Adjusted EBITDA and concurrent decreases in leverage Bank Net Leverage Ratio Adjusted EBITDA ($ Millions) +42% +37% Note: Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt plus letters of credit and guarantee obligations, minus excess cash over $15.0 million by (ii) EBITDA (as defined in our revolving credit facility) for the LTM. For details of the adjusted EBITDA and the bank net leverage ratio calculation, see page 27. a/ a/ a/ Represents the trailing twelve months as of March 31, 2017.

10 © 2017 Knoll Inc. Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to GAAP EBITDA, see pages 26. Q1 2017 sales and operating profit down vs. prior year, as expected due to the deceleration of specific markets in the Office segment Q1 Q1-17 Q1-16 Actual Actual Net Sales 256.8$ 284.6$ (27.8)$ (9.8)% Gross Profit 95.7 107.7 (12.0) (11.2)% Gross Margin % 37.3% 37.9% Operating Expenses 72.6 75.9 3.3 4.3% Operating Profit 23.0 31.8 (8.8) (27.7)% Op rating Profit % 9.0% 11.2% Adjusted EBITDA 32.3$ 38.7$ (6.4)$ (16.6)% Diluted EPS $0.31 $0.36 (0.05)$ (13.9)% (220) bps B / (W) vs. Prior Year (60) bps

11 © 2017 Knoll Inc. (19.2)% (55.8)% Net Sales (millions) Operating Profit* (millions) - Quantity & size of $1M+ Projects - ERP no ship week + Europe + Studio North America + DatesWeiser + Spinneybeck/FF Acoustical Products - Volume + Net Price + OpEx + Volume + Net price - OpEx (DW) - Mix OP Margin 5.9% OP Margin 14.7% OP Margin 22.3% (480) bps 0 bps (190) bps +10.6% +11.0% (7.2)% * Excluding unallocated corporate expenses of $5.2M in Q1 2016 and $3.6M in Q1 2017 +0.5% $185 $150 $72 $79 $28 $28 Q1-16 Q1-17 Q1-16 Q1-17 Q1-16 Q1-17 OFFICE STUDIO COVERINGS Knoll, Inc. Q1 2017 Actual by Segment vs. Prior Year ($ in millions) $20 $9 $10 $12 $7 $6 - 6 Q1-17 Q1-16 Q1-17 Q -16 Q1-17 OFFICE STUDIO COVERINGS

12 © 2017 Knoll Inc. 0 50 100 150 200 250 300 350 400 2013 2014 2015 2016 2017 Th ou sa nd s 25 30 35 40 45 50 55 60 2013 2014 2015 2016 TTM Q1 2017 M ill io ns 30 40 50 60 70 80 2013 2014 2015 2016 2017 40 45 50 55 60 3 2014 2015 2016 2017 Industry drivers, while mixed, suggest the seeds of a potential turnaround in demand Source: Chief Executive Magazine Corporate Profits* are growing; CapEx Investment is increasing % Change from Prior Quarter, Seasonally Adjusted CEO Confidence has spiked up CEO Confidence Index Architectural Billings is improving ABI Billing Index Source: American Institute of Architects Net Absorption has slowed Annual Net Absorption (sf) Source: JLL Research Source: Bureau of Labor Statistics Jobs growth has declined Change in Private Sector Payrolls *SAAR, before tax with inventory valuation & capital consumption adjustments as of Q4 2016. Source: Bureau of Economic Analysis, Newmark Grubb Knight Frank

13 © 2017 Knoll Inc. Industry started 2017 with positive momentum 0 1 2 3 4 5 6 7 8 J ’17 Sales Orders D N O S A J J M A M F J ’16 D N O S A J J M A M F J ’15 D N O S A J J M A M F J ’14 F Estimate BIFMA TTM (Y/Y growth %) As of Jan ‘16, BIFMA results include Canada and Mexico and specialty products 2016 a d 2017 TTM trend estimated using monthly Y/Y % growth reported by BIMFA Source BIFMA: US Production, Most Recent Full Year

14 © 2017 Knoll Inc. As clients rethink their priorities, we see a major inflection point in workplace design that creates new opportunities for Knoll Individual Formal Fixed Dedicated One Size Fits All Group Casual Mobile / Adjustable Shared Competition for Talent Residential aesthetic Corporate / commercial aesthetic Small to mid size projects $1M+ projects Client Space Allocation Primary Activity Primary Activity

For Knoll, solving ancillary is critical for maintaining our position as a market leader and fueling growth

Estimated share of wallet[1]

2015 Knoll Dealers



Workstations
(Primary Spaces)
Ancillary
(Activity)
Knoll
workplace
±90%
±10%

[1] ±50% combined share of wallet based on major project review and reported Dealer value

Estimated Market share[2]

2016 Industry ~$10.5B[3]



Workstations
(Primary Spaces)
Ancillary
(Activity)
Knoll
workplace
±13%
±1.5%

[2] ±7% combined market share, Knoll Estimate
[3] Preliminary BIFMA 2016 estimate

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16 © 2017 Knoll Inc. We are investing in people, products and capabilities to take advantage of these opportunities Rockwell Unscripted is one of our most ambitious introductions to date

We also have an ambitious series of investments to continue to fuel our Studio and Coverings growth

Investments in the Future

New Points of Distribution



Knoll Los Angeles Retail Shop

Expanded Product Range



Holly Hunt Outdoor Collection



Spinneybeck | FilzFelt Acoustical Products



KnollStudio Ancillary Products

Acquisitions



DatesWeiser



Vladimir Kagan

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18 © 2017 Knoll Inc. Acquisitions like Holly Hunt have accelerated our residential and to-the-trade decorator strategy and have been highly accretive Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities HOLLY HUNT, Chicago HOLLY HUNT, Miami

19 © 2017 Knoll Inc. DatesWeiser adds another dimension to our Studio segment in a category where we can drive growth Positioning › A leading US designer and manufacturer of highly customized conference furnishings for signature areas of the workplace Company Profile › Historically, focus on sales in the Northeast › Core strength in financial and professional services › A+D driven sell with sophisticated custom capabilities What DatesWeiser Brings to the Table › A like-minded, high quality contract brand › Potential as a skilled OEM to Knoll for complex custom furniture requirements › Strong management team and founder with close cultural alignment with Knoll

20 © 2017 Knoll Inc. “Less is More” Bringing Lean to Knoll We are implementing a culture of continuous improvement Lean across Knoll › Driving out waste and inefficiency › Engaging our manufacturing associates › Process and productivity improvement Waste and Landfill Recycled Content Safety Incident Rate Lean Initiatives

21 © 2017 Knoll Inc. $18.1 $14.2 $- $10 $20 $30 1.53 1.53 0.0 1.0 2.0 3.0 $222 $244 $- $50 $100 $150 $200 $250 $300 $350 We have the financial resources to deliver on these strategic initiatives We have a $473M credit facility that runs into May 2019 Bank Net Leverage Ratio Q1 17 at 1.53:1 Positive free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM, see page 27. (3) Free Cash Flow is defined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of free cash flow calculation, see page 26. Bank Debt ($ in millions)(1) Bank Net Leverage Ratio(2) Bank Free Cash Flow ($ in millions)(3) Capital Expenditures We estimate 2017 capital expenditures will be approximately $40 million as we continue to invest in our previously announced strategic initiatives. 2016 capital expenditures totaled $42.7 million. 32% 25% 4% 9% 26% 4% Technology Showrooms Europe Product Development Site Capacity All other

22 © 2017 Knoll Inc. $9.0 $8.7 $5.5 $13.9 $22.7 $24.4 $29.2 $30.4 2014 2015 2016 TTM 2017 ($ mil li o ns) Dividends Shares Repurchases $31.7 $33.1 $34.7 $44.3 And we continue to return cash to shareholders through dividends and buybacks a/ a/ Represents the trailing twelve months as of March 31, 2017.

23 © 2017 Knoll Inc. Thank you for your interest as we continue to build out our singular brand and platform knoll.com

24 © 2017 Knoll Inc. 2014 2015 2016 TTM 2017 Operating Profit ($mm) 76.8$ 101.0$ 136.3$ 127.5$ Add back (deduct): Intangible asset impairment charge - 10.7 - - Pension settlement and OPEB curtailment 6.5 - - - Restructuring charges 1.5 0.9 - - Seating product discontinuation - 0.9 - - Acquisition expenses 0.7 - - - Remeasurement of FilzFelt Earn-out liability 0.5 - - - Adjusted Operating Profit 86.0$ 113.5$ 136.3$ 127.5$ Net Sales ($mm) 1,050.3$ 1,104.4$ 1,164.3$ 1,136.5$ Adjusted Operating Profit % 8.2% 10.3% 11.7% 11.2% Years Ended December 31, Reconciliation of Non-GAAP Results 2014 2015 2016 TTM 2017 Knoll Inc. Gross Profit 371.7$ 412.1$ 445.9$ 433.9$ Add back: Seating product discontinuation charge - 0.9 - - Adjusted Gross Profit 371.7$ 413.0$ 445.9$ 433.9$ Net Sales 1,050.3$ 1,104.4$ 1,164.3$ 1,136.5$ Adjusted Gro s Profit % 35.4% 37.4% 38.3% 38.2% ($ in millions) Years Ended December 31, a/ a/ a/ Represents the trailing twelve months as of March 31, 2017.

25 © 2017 Knoll Inc. Reconciliation of Non-GAAP Results a/ Represents the trailing twelve months as of March 31, 2017. b/ Results do not sum due to rounding 2014 2015 2016 TTM 2017 Earnings per Share - Diluted 0.97$ 1.36$ 1.68$ 1.63$ Add back (deduct): Intangible asset impairment charge - 0.13 - - Pension settlement and OPEB curtailment 0.08 - - - Restructuring charges 0.02 0.01 - - Seating product discontinuation charge - 0.01 - - Acquisition expenses 0.01 - - - Adjusted Earnings per Share - Diluted 1.09$ 1.52$ 1.68$ 1.63$ Years Ended December 31, a/ b/ b/

26 © 2017 Knoll Inc. 2016 2017 Earnings ($mm) 17.4$ 15.4$ Adjustments Interest 1.6 1.7 Taxes 10.4 5.8 Depreciation and Amortization 5.5 6.1 Non-cash Items and Other 3.8 3.3 Adjusted EBITDA 38.7$ 32.3$ (1) Results do not sum due to rounding First Quarter (1) Q1 2016 Q1 2017 Net earnings 17,411$ 15,396$ Add: Depreciation 4,560 5,089 Amortization 989 989 Stock compensation 2,138 3,344 Less: Capital expenditures (7,017) (10,650) Free Cash Flow 18,081$ 14,168$ (in thousands) Bank Free Cash Flow Reconciliation of Non-GAAP Results

Reconciliation of Non-GAAP Results

	Q1 2016	Q1 2017
Debt Levels [(1)]	$ 233.7	$ 249.8
LTM Net Earnings ($mm)	$ 65.8	$ 80.1
LTM Adjustments		
Interest	6.2	4.9
Taxes	37.8	40.9
Depreciation and Amortization	21.3	23.5
Non-cash Items and Other [(2)]	21.9	13.3
LTM Adjusted EBITDA	$ 153.0	$ 162.7
Bank Leverage Calculation [(3)]	1.53	1.53

	12/31/14	12/31/15	12/31/16	TTM 2017 [a/]
Debt Levels [(1)]	$ 275.5	$ 238.7	$ 231.8	$ 249.8
LTM Net Earnings ($mm)	$ 46.6	$ 66.0	$ 82.1	$ 80.1
LTM Adjustments				
Interest	6.7	6.1	4.7	4.9
Taxes	29.2	37.5	45.4	40.9
Depreciation and Amortization	20.0	21.3	23.0	23.5
Non-cash Items and Other [(2)]	11.9	12.5	13.4	13.3
LTM Adjusted EBITDA	$ 114.4	$ 143.4	$ 168.6	$ 162.7
Bank Leverage Calculation [(3)]	2.41	1.67	1.37	1.53

(1) - Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014.

(2) - Non-cash and Other items include, but are not limited to, an intangible asset impairment charge, a pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, and restructuring charges.

(3) - Debt divided by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

a/ Represents the trailing twelve months as of March 31, 2017

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